Exhibit 10.1

合作协议

Business agreement

本协议甲乙双方如下：

Party A and Party B in the agreement are as follows:

甲方：广州硅米科技有限公司               （以下简称“甲方”）

Party A: Guangzhou Silicon Technology Co., Ltd. (hereinafter referred to as the “Party A”)

乙方：汾阳市华鑫酒业发展有限公司      （以下简称“乙方”）

Party B: Fenyang Huaxin Wine Development Co., Ltd. (hereinafter referred to as “Party B”)

甲乙双方本着互惠互利、长期合作、共同发展的原则，就区块链项目（以下简称“该项目”）的合作事宜，经友好协商， 达成如下合作意向：

In line with the principle of mutual benefit, long-term cooperation and common development, Party A and Party B have reached the following cooperation intention on the cooperation issues of the block chain project (hereinafter referred to as the project) through friendly negotiation:

第一条        合作内容

Article 1 Cooperation Content

1、乙方拥有高价值的酒，以及通过渠道销售瓶装酒及桶装酒，甲方（广州硅米科技有限公司， 以下简称 “技术公司”或“甲方公司”）具有区块链技术解决方案开发能力和技术支持能力；

1. Party B has high-value wine and sells bottled and barreled wine through channels. Party A (Guangzhou Silicon Technology Co., Ltd., hereinafter referred to as “Technology Company” or “Party A”) has block chain technical solution development capability and technical support ability;

2、甲乙双方将乙方的酒产品进行区块链化， 构建区块链特征下的唯一性、不可篡改性、交易可溯性的机制；

2. Party A and Party B will create the block chain of Party B’s collected wine and products and construct the mechanism with uniqueness, non-tampering and transaction traceability under the characteristics of block chain;

3、甲乙双方同意按以下步骤提升乙方（汾阳市华鑫酒业发展有限公司，以下简称“华鑫酒业”）的藏酒、瓶装酒、桶装酒的运营能力， 提升企业价值：

3. Party A and Party B agree to upgrade the operation capacity of the collected wine, bottled wine and barreled wine of Party B (Fenyang Huaxin Wine Development Co., Ltd., hereinafter referred to as “Huaxin Wine”) and promote corporate values in accordance with the following steps:

1）藏酒方面：

1) In terms of collected Liquor:

a）甲方对提供目标酒的真实性认证资料，确保不被物理性篡改或替换；

A) Party A shall verify the authenticity of the target collected Liquor, so as to ensure that it is not altered or replaced by physical means;

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b）甲方使用对乙方的签名；

B) Party A uses sign Party B’s collected Liquor:

2）瓶装酒方面：双方共同探讨管理方式，强化对经销商、代理商等不同销售渠道的货流跟踪；

2) In terms of bottled Liquor: Party A and Party B discuss the circulation and management methods of bottled Liquor based the cargo tracking of dealers, agents and other sales channels;

第二条 合作方式

Article 2 Ways of Cooperation

1、甲方同意乙方投资入股甲方公司，自签约日起10日内甲方应转让20%股份给乙方；甲方应保证甲方公司对外无任何负债，如有债务由甲方全部承担。

Party A agrees Party B to invest and take a share in Party A’s company. Within 10 days after the date of signing, Party A shall transfer 20% of its shares to Party B; Party A shall guarantee that Party A’s company has no external liabilities. If there are debts, Party A shall assume all the debts.

2、乙方入股甲方公司后， 甲方不可接受其他酒类企业的投资；如甲方违反约定，应退还乙方已支付的全部费用，同时乙方保留解除本协议的权利。

After Party B has invested in Party A, Party B shall not accept the investment of other Liquor enterprises; if Party A violates the agreement, Party A shall refund all the expenses paid by Party B, and Party B reserves the right to terminate the agreement.

3、甲乙双方的合作为长期合作，直至双方签订终止协议确定合作终止。

The cooperation between the two parties is long-term business relationship which would be terminated by a termination agreement signed by both parties to determine the termination of cooperation.

第三条 双方权责

Article 3 Rights and Responsibilities of Both Parties

1、甲乙双方应以甲方公司为载体通力合作，甲方负责根据乙方需求提供酒业区块链的系统解决方案；

Party A and Party B shall work together with Party A as the carrier. Party A shall be responsible for providing the system solutions of the Liquor industry block chain in accordance with Party B’s demands;

2、甲方应提供相应的调研需求，乙方需全力配合，根据需求向甲方提供藏酒调研资料；

Party A shall provide the corresponding research needs. Party B shall cooperate with Party A fully and provide Party A with the research materials about collected Liquor according to the requirements;

3、乙方应配合甲方进行实地的详细调研；

Party B shall cooperate with Party A to carry out detailed investigation on the scene;

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4、在乙方遵循合同的责任条款内容，以及本条款(5)所列明的成本投入的前提下，甲方应在本协议签订后四个月内完成藏酒的区块链化，一年内完成桶装酒的区块链化，并达到双方约定的使用功能。如四个月或者一年内完不成，甲方应继续完成并承担此部分的开发成本。

In the premise of Party B’s compliance with the responsibility terms of the contract and the cost input specified in this clause (5), Party A shall complete the block chain of the collected Liquor within four months after the signing of the agreement, complete the block chain of the bottled Liquor within one year and achieve the use function agreed by both parties. If it can’t be completed within four months or one year, Party A shall continue to complete and bear the part of development costs.

5、甲方提供平台技术，乙方承担该项目开发和实施过程中的成本，并及时将费用支付给甲方公司，具体如下：

Party A provides platform technology. Party B bears the costs in project development and implementation process and timely pays the costs to Party A. The costs are as follows:

1）本项目所涉及的开发和维护费用，乙方根据项目进展，按阶段支付给甲方，在项目全部完成之前，乙方按照标准预付部分人工费用；

Party B shall pay the development and maintenance costs involved in the project to Party A in stages. Before the completion of the project, Party B shall prepay part of the labor costs in accordance with the standard cost;

2）因该项目需要云服务器作为数据存储空间，该费用根据项目实际需要由乙方承担；

The project needs cloud server as data storage space. The costs shall be borne by Party B according to the actual needs of the project;

3）乙方承担甲方人员到乙方项目地的差旅及住宿成本；

Party B shall bear the travel and accommodation costs of Party A’s personnel in Party B’s project site;

4）本项目如涉及应用延伸或扩展应用等方面的需要，增加的开发和维护成本由乙方承担。

If the project involves the demands of application extension or application expansion, the additional development and maintenance costs shall be borne by Party B.

5、乙方应安排专职人员配合开展本项工作，该专职人员需具有行业技能及乙方资源的调度权限；

Party B shall arrange staff cooperate with this work. The staff shall have industry skills and the authority to schedule Party B’s resources;

6、甲方研发形成的知识产权归甲方所有，针对本项目所实现的技术成果的乙方具有使用权。

The intellectual property developed by Party A shall be owned by Party A, and Party B shall have the right to use the technical achievements realized in this project.

7) 对不同文字文本投标文件的解释发生异议的，以中文文本为准。

In the event of dissents concerning interpreting the bidding documents in different languages, the Chinese version shall prevail.

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（以下为签署页，无正文）

（签署页）(Signature page)

甲方：广州硅米科技有限公司               （盖章）

Party A: Guangzhou Silicon Technology Co., Ltd. (seal)

代表人签字

Signature of Representative

签署日期：2018年8月20日

Signature: August 20, 2018

乙方：汾阳市华鑫酒业发展有限公司 （盖章）

Party B: Fenyang Huaxin Wine Development Co., Ltd. (seal)

代表人签字

Signature of Representative

签署日期：2018年8月20日

Signature: August 20, 2018

（以下无正文）

(No text below)

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